SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. [_] )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                    meVC Draper Fisher Jurvetson Fund I, Inc.
                  ---------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------

(5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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


                    meVC Draper Fisher Jurvetson Fund I, Inc.

                                991 Folsom Street
                         San Francisco, California 94107

                               February [25], 2002


Dear Fellow Investors,

Thank you for your investment in meVC Draper Fisher Jurvetson Fund I, Inc. ("Fund"). The Fund's second Annual Meeting of Shareholders will be held on March 27, 2002. As a shareholder, you will be asked to vote on the following proposals that have been unanimously recommended by the Fund's Board of Directors.

     1. To elect Larry J. Gerhard to serve on the Fund's Board of Directors for a three-year term.

     2. (a) To approve a new investment advisory agreement with the Fund's current investment adviser, meVC Advisers, Inc.
         (b) To approve a new investment advisory agreement with the Fund's current sub-adviser, Draper Fisher Jurvetson meVC Management Co., LLC.

You will find more information on these proposals in the attached Proxy Statement. The Board of Directors fully supports the proposals and believes that they are in the best interests of all Fund shareholders.

On behalf of the Board of Directors, I urge you to vote in favor of the proposals. Please take a moment now to sign and return your proxy card in the enclosed envelope. If you prefer, you may vote your shares on the Internet or by touchtone telephone by following the instructions in the attached Proxy Statement.

All of us look forward to continuing to provide you access to venture capital investment opportunities through the Fund.

Sincerely yours,



John M. Grillos
Chairman, Chief Executive Officer and Director meVC Draper Fisher Jurvetson Fund I, Inc.

                    meVC DRAPER FISHER JURVETSON FUND I, INC.

                                   -----------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                               February [25], 2002


TO THE SHAREHOLDERS:

         The annual meeting of shareholders of meVC Draper Fisher Jurvetson Fund I, Inc. ("Fund") will be held on March 27, 2002 at 9:00 a.m. at the San Francisco Airport Marriott Hotel, 1800 Old Bayshore Highway, Burlingame, California, for the following purposes:

               (1) To elect one director to serve until the annual meeting of shareholders in 2005, or until his successor is elected and qualified;

                (2)(a) To approve a new investment advisory agreement with the Fund's current investment adviser, meVC Advisers, Inc.;

                (2)(b) To approve a new investment advisory agreement with the Fund's current sub-adviser, Draper Fisher Jurvetson meVC Management Co., LLC; and

                (3) To transact such other business as may properly come before the meeting or any adjournment.

         You are entitled to vote at the meeting and any adjournments of it if you owned Fund shares at the close of business on February 4, 2002. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. You may also vote your shares on the Internet or by touchtone telephone by following the instructions in the attached Proxy Statement.


                                            By order of the Board of Directors,


                                            Paul D. Wozniak
                                            Secretary


February [25], 2002
991 Folsom Street
San Francisco, California 94107
                    meVC DRAPER FISHER JURVETSON FUND I, INC.

                                991 Folsom Street
                         San Francisco, California 94107

                                   -----------

                                 PROXY STATEMENT

                                   -----------

           Annual Meeting of Shareholders to be Held on March 27, 2002


         The Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") is soliciting your proxy to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on March 27, 2002 at 9:00 a.m. at the San Francisco Airport Marriott Hotel, 1800 Old Bayshore Highway, Burlingame, California,, and any adjournments of the Meeting. This proxy statement and the related proxy card will first be mailed to shareholders on or about February [26], 2002.

         The Fund is a closed-end investment company, which has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). The Fund was incorporated in Delaware in December 1999. The Fund's executive offices are located at 991 Folsom Street, Suite 301, San Francisco, California 94107.

         A majority of the shares of the Fund's common stock (the "Shares" or individually, a "Share") outstanding on February 4, 2002, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

         Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. As a result, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal when the required vote is a percentage of the Shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated on your proxy card if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted FOR the nominee for director named in this proxy statement and FOR the two proposals to approve the investment advisory agreements. You can also vote by telephone, with a toll-free call to 1-800-690-6903, and through the internet at www.proxyvote.com. You are encouraged to vote by Internet or telephone, using the 12 digit "control" number that appears on the enclosed proxy card. Subsequent to inputting this number, you will be prompted to provide your voting instructions for the proposals. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating your telephone call or Internet link. If you vote on the Internet, in addition to confirming your voting instructions prior to submission, you will have the option to receive an e-mail confirming your voting instructions. These procedures, and certain other procedures that may be used, are designed to authenticate shareholders' identities, to allow you to authorize the voting of your Shares in accordance with instructions and to confirm that your instructions have been properly recorded.

         You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the original proxy card, by a toll-free call to 1-800-690-6903, or through the Internet at www.proxyvote.com. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

         Each shareholder has one vote for each Share and a partial vote for each partial Share he or she held on February 4, 2002 (the "Record Date"). All of the Shares will vote together as a single class. As of the Record Date, the Fund had outstanding 16,500,000 Shares. As of the Record Date, Management does not know of any person who owns beneficially 5% or more of the Shares of the Fund.

         The Fund does not intend to engage a proxy solicitor for the Meeting. Officers of the Fund and regular employees of meVC Advisers, Inc. ("meVC Advisers") or Draper Fisher Jurvetson meVC Management Co., LLC ("Draper Advisers") who assist in proxy solicitation will not receive any additional or special compensation for such efforts. The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the Shares held of record by those persons. The Fund may reimburse broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation. All costs associated with the solicitation and the Meeting will be borne by the Fund.

         The Fund's annual report containing financial statements for the fiscal year ended October 31, 2001, was previously mailed to shareholders.



                        PROPOSAL 1. ELECTION OF DIRECTOR

         Proposal 1 relates to the election of a director of the Fund. Management proposes the election of Larry J. Gerhard as a director. If elected, Mr. Gerhard will hold office until his term expires in 2005 or until his successor is elected and qualified.

         Described on the following pages are the principal occupation and certain other information regarding Mr. Gerhard and the other directors whose terms of office will continue after the Meeting.

         The nominee, Larry J. Gerhard, has served as a director of the Fund since its inception. Mr. Gerhard is not an "interested person" of the Fund as defined by the 1940 Act.

----------------------------------------------------------------------------------------------------------------------
                                                                                          Dollar Range of Shares
                                  Position(s) Held with the Fund; Principal Occupations   held in the Fund on
Nominee, Address, Age             During Past Five Years; Other Directorships             January 1, 2002
----------------------------------------------------------------------------------------------------------------------
Larry J. Gerhard                  Director of the Fund.  Mr. Gerhard is currently                none
Age 61                            Chairman of the Board of eVineyard, an internet wine
                                  retailer.  From 1999 to January 2002, Mr. Gerhard was
25136 SW                          President and Chief Executive Officer of eVineyard.
Petes Mountain Road               From 1993 to 1999, Mr. Gerhard was President, Chief
West Linn, Oregon 97068           Executive Officer and a Director of Summit Design,
                                  Inc., an electronic design automation software
                                  company.  From 1991 to 1992, Mr. Gerhard was
                                  President and Chief Executive Officer of Enterprise
                                  Communications, Inc., a computer networking company,
                                  and from 1989 to 1991, Mr. Gerhard was President and
                                  Chief Executive Officer of Ventura Software, Inc., a
                                  desktop publishing software company.
----------------------------------------------------------------------------------------------------------------------


         Harold E. Hughes, Jr. and Chauncey F. Lufkin have served as directors of the Fund since its inception. Their term of office will expire at the 2003 annual meeting of shareholders. They are not "interested persons" as defined by the 1940 Act.

----------------------------------------------------------------------------------------------------------------------
                                                                                          Dollar Range of Shares
                                  Position(s) Held with the Fund; Principal Occupations   held in the Fund on
Director, Address, Age            During Past Five Years; Other Directorships             January 1, 2002
----------------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.             Director of the Fund.  Mr. Hughes is currently                 none
Age 57                            President of eVineyard.  Mr. Hughes is a 26-year
                                  veteran of Intel during which time he served as
13535 Country Way                 Treasurer, Vice President responsible for Intel's
Los Altos Hills                   venture fund, Chief Financial Officer, and Vice
California 94022                  President and Director of Planning and Logistics.
                                  Mr. Hughes currently serves on the Board of Directors
                                  of London Pacific Corp., a venture capital firm,
                                  Merant PLC, a software company, and eVineyard.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Chauncey F. Lufkin, Age 44        Director of the Fund.  Mr. Lufkin is Executive Vice            none
                                  President of Franklin Advisers, Inc., an investment
250 Baldwin Ave.                  adviser subsidiary of Franklin Resources, listed on
Apartment 618                     the New York Stock Exchange, and Senior Portfolio
San Mateo, California 94401       Manager and head of Franklin Floating Rate Debt
                                  Group.  From 1992 to 1997, Mr. Lufkin was portfolio
                                  manager of Franklin Principal Maturity Trust, a debt
                                  strategies fund that traded on the New York Stock
                                  Exchange.
----------------------------------------------------------------------------------------------------------------------


         John M. Grillos and Peter S. Freudenthal have served as directors of the Fund since its inception. Their term of office will expire at the 2004 annual meeting of shareholders. Mr. Grillos and Mr. Freudenthal are "interested persons" of the Fund as defined by the 1940 Act, by virtue of their affiliation with Draper Advisers and meVC Advisers, respectively.

----------------------------------------------------------------------------------------------------------------------
                                                                                          Dollar Range of Shares
                                  Position(s) Held with the Fund; Principal Occupations   held in the Fund on
Director, Address, Age            During Past Five Years; Other Directorships             January 1, 2002
----------------------------------------------------------------------------------------------------------------------
John M. Grillos,                  Chairman of the Board, Chief Executive Officer and             over $100,000
Age 59                            Director.  Mr. Grillos is also the managing member
                                  of Draper Advisers.  Mr. Grillos is a director of
400 Seaport Court, Suite 105      SmartForce PLC, an internet-based technical
Redwood City,                     training company, and was Executive Vice President,
California 94063                  Chief Operating Officer and a director of SmartForce
                                  PLC from 1998 to 1999.  From 1997 to 1998, Mr. Grillos
                                  served as Managing Director of SoundView
                                  Venture Partners, L.P. From 1988 to 1997, Mr.
                                  Grillos served as Managing Director at
                                  Robertson, Stephens & Co., a private
                                  investment bank, and was responsible for
                                  information technology venture capital
                                  investing. From 1996 until present, Mr.
                                  Grillos has been the managing general partner
                                  of ITech Partners, a seed stage venture
                                  capital firm.
----------------------------------------------------------------------------------------------------------------------

Peter S. Freudenthal              Vice Chairman and Director.  Mr. Freudenthal is also           none
Age 38                            President, Chief Executive Officer and Chairman of
                                  the Board of meVC Advisers and President, Chief
991 Folsom Street, Suite 300      Executive Officer, Chairman of the Board and founder
San Francisco,                    of meVC, Inc., the parent entity
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
California 94107                  of meVC Advisers. From 1997 to 1999, Mr.
                                  Freudenthal was a Senior Biotechnology Equity
                                  Research Analyst and a Vice President of
                                  Robertson, Stephens & Co. From 1995 to 1997,
                                  Mr. Freudenthal was Director of Healthcare
                                  Research at Brean Murray & Company, a
                                  privately held investment bank.
----------------------------------------------------------------------------------------------------------------------



                               Executive Officers

         Officers of the Fund are appointed by the directors and serve at the pleasure of the Board. The executive officers of the Fund are Messrs. Grillos and Freudenthal (whose information is given previously) and Paul D. Wozniak.

----------------------------------------------------------------------------------------------------------------------
                                                                                          Dollar Range of Shares
                                  Position(s) Held with the Fund; Principal Occupations   held in the Fund on
Officer, Address, Age             During Past Five Years; Other Directorships             January 1, 2002
----------------------------------------------------------------------------------------------------------------------
Paul D. Wozniak                   Vice-President, Chief Financial Officer, Treasurer             none
Age 38                            and Secretary of the Fund.  Mr. Wozniak is also Vice
                                  President of Operations for meVC Advisers and Chief
991 Folsom Street,                Operating Officer of meVC, Inc.  From 1986 to 1999,
Suite 301                         Mr. Wozniak served in various operational roles, most
San Francisco,                    recently as Vice President and Director, Mutual Fund
California 94107                  Operations, at GT Global Inc./AIM Funds.
----------------------------------------------------------------------------------------------------------------------


         To the knowledge of the Fund's management, as of the Record Date, the current directors and executive officers of the Fund owned, as a group, less than 1% of the outstanding Shares of the Fund.

         The Fund's Board of Directors met four times during the fiscal year ended October 31, 2001. Each director attended all of the Board meetings during the last fiscal year. The Board of Directors has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. The Board has adopted a written charter for the Audit Committee. The Audit Committee of the Board currently consists of Larry J. Gerhard, Harold E. Hughes, Jr. and Chauncey F. Lufkin. Messrs. Gerhard, Hughes and Lufkin are all independent as defined in Section 303.01 of the listing standards of the New York Stock Exchange (the "NYSE"). The Audit Committee's duties are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary.

The Audit Committee met once during the Fund's fiscal year ended October 31, 2001, and also met once between the fiscal year end and the Record Date to review the audited financial statements of the Fund. All members of the Audit Committee attended that meeting. Attached as Exhibit A is a copy of the Audit Committee's Report with respect to the audited financial statements.

         On February 4, 2002, the Board of Directors established a Nominating Committee that is responsible for selecting, reviewing and nominating persons for election to the Fund's Board. The Nominating Committee currently consists of Messrs. Gerhard, Hughes and Lufkin. The Nominating Committee will not consider nominees recommended by shareholders. On February 4, 2002, the Board also established a Compensation Committee that has responsibility to consider and make recommendations to the Board of Directors regarding all matters relating to the compensation of the Fund's Directors, officers and employees, as well as the two most senior members of meVC Advisers and Draper Advisers. The Compensation Committee is also responsible for considering and making recommendations to the Board of Directors with respect to the amount of fees to be paid to the Fund's various service providers. The Compensation Committee currently consists of Messrs. Hughes and Lufkin.

         The Directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act (the "Independent Directors") are paid a monthly fee of $4,800 and are paid $10,000 for each Board meeting attended and for each separate meeting of a Board committee attended. Independent Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are "interested persons" of the Fund as that term is defined in the 1940 Act and officers of the Fund receive no compensation from the Fund.

                               Compensation Table
                                   (Directors)

----------------------------------------------------------------------------------------------------------------------
                                                                      Total Compensation (during fiscal year
                 Name of Person, Position                                     ended October 31, 2001)
----------------------------------------------------------------------------------------------------------------------
Larry J. Gerhard, Director                                                           $108,784
----------------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr., Director                                                      $107,600
----------------------------------------------------------------------------------------------------------------------
Chauncey F. Lufkin, Director                                                         $107,600
----------------------------------------------------------------------------------------------------------------------


Vote Required

         To be elected, Mr. Gerhard must receive the affirmative vote of the holders of a plurality of the Shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                  VOTE "FOR" THE DIRECTOR LISTED IN PROPOSAL 1.

                              --------------------

                    PROPOSALS 2(a) and 2(b). APPROVAL OF NEW
                         INVESTMENT ADVISORY AGREEMENTS


         Overview

         The investment adviser for the Fund is meVC Advisers, which has retained Draper Advisers as sub-adviser. meVC Advisers and Draper Advisers serve pursuant to an investment advisory agreement and sub-advisory agreement, respectively, dated March 27, 2000 (together, the "Current Agreements"), which will expire by their terms on March 27, 2002. The Current Agreements describe the services provided by each of meVC Advisers and Draper Advisers to the Fund and the compensation payable to them. Under the Current Agreements, the Fund pays an investment advisory fee to meVC Advisers, which in turn is responsible for compensating Draper Advisers. In anticipation of the expiration of the Current Agreements, the Board of Directors of the Fund considered whether it would be in the Fund's best interests to restructure the Fund's advisory arrangements. The Board concluded that rather than continue with an investment adviser and sub-adviser, it would be more advantageous to have two investment advisers, each with its own established responsibilities and separate compensation arrangements with the Fund.

         In addition to Draper Advisers, meVC Advisers has retained Fleet Investment Advisors, Inc. ("Fleet Advisors") to manage the cash and the highly liquid portions of the Fund's portfolio (the "Temporary Investments"). The meVC Advisers' agreement with Fleet Advisors (the "Fleet Advisors Agreement"), which provides that meVC Advisers will pay to Fleet Advisors a fee, calculated and paid on a quarterly basis equal to (10) basis points (0.10%) of the Fund's assets that are managed by Fleet Advisors, will expire by its terms on March 28, 2002. The Board, in consultation with meVC Advisers, determined not to renew the agreement with Fleet Advisors, but rather authorized meVC Advisers to manage the Fund's Temporary Investments.

         At a meeting held on February 4, 2002, the Board, including all of the Independent Directors, approved two new investment advisory agreements in place of the Current Agreements and the Fleet Advisors Agreement. Specifically, the Board approved a new investment advisory agreement with meVC Advisers (the "Proposed meVC Agreement"). As under the current investment advisory agreement between the Fund and meVC Advisers (the "Current meVC Agreement"), meVC Advisers will be responsible for managing the Fund's day-to-day operations and administration, including its accounting, finance, marketing, record-keeping and regulatory compliance. In addition, meVC Advisers will manage the Fund's Temporary Investments. The Board also approved a new investment advisory agreement with Draper Advisers (the "Proposed Draper Agreement") in place of the current sub-advisory agreement between meVC Advisers and Draper Advisers with respect to the Fund (the "Current Draper Agreement"). Although the Proposed Draper Agreement is directly with the Fund rather than with meVC Advisers as primary investment adviser, the services to be provided by Draper Advisers to the Fund will not change. Draper Advisers will continue to be responsible for identifying, structuring and negotiating investments for the Fund, other than the Fund's Temporary Investments, in accordance with the Fund's investment objectives and policies and for monitoring and assisting the portfolio companies in which the Fund invests. The fees to be charged to the Fund in the aggregate by meVC Advisers and Draper Advisers under the Proposed Agreements are the same as under the Current Agreements.

         The Fund is seeking shareholder approval of the Proposed meVC Agreement and the Proposed Draper Agreement at the Meeting. The Board of Directors have approved interim advisory agreements between the Fund and each of meVC Advisers and Draper Advisers that are intended to ensure the uninterrupted receipt by the Fund of investment advisory services and that would become effective in the event the Meeting is adjourned and shareholders do not approve the Proposed Agreements until after the Current Agreements have terminated. The interim agreements may remain in effect without shareholder approval for up to 150 days from the termination of the Current Agreements.


         Proposal 2(a).  Approval of Revised Advisory Agreement with meVC
         Advisers

         At the meeting held on February 4, 2002, the Board of Directors of the Fund, including all of the Independent Directors, approved the Proposed meVC Agreement. The Proposed meVC Agreement is substantially similar to the Current meVC Agreement in terms of the services to be provided to the Fund by meVC Advisers. As discussed below, the principal differences between the two agreements relate to the structure of the relationship with Draper Advisers and the compensation arrangements. Under the Current meVC Agreement, meVC Advisers is responsible for contracting with, supervising and compensating Draper Advisers as sub-adviser to the Fund. Under the Proposed meVC Agreement, meVC Advisers will not be responsible for entering into a sub-advisory agreement with Draper Advisers, supervising Draper Advisers or compensating Draper Advisers. The description of the Proposed meVC Agreement is qualified in its entirety by reference to the form of the Proposed meVC Agreement attached to this Proxy Statement as Exhibit B. Additional information about meVC Advisers is described below in the section entitled "Additional Information."

         Proposed and Current meVC Agreements

         Under both the Proposed and Current meVC Agreements, meVC Advisers will manage the Fund's day-to-day operations and administration, provide record-keeping and regulatory compliance functions, including the preparation of financial and accounting reports for presentation to the Board, shareholders, and governmental agencies (including such other reports as may from time to time be considered necessary by the Board or meVC Advisers), oversee the preparation and filing of the Fund's tax returns, calculate and publish the Fund's net asset value per share, and oversee the payment of some of the Fund's expenses. meVC Advisers will provide the Fund with all required records concerning its efforts on behalf of the Fund and will provide regular reports to the Fund's Board of Directors concerning its activities on behalf of the Fund. The Current meVC Agreement obligates meVC Advisers to manage the investment and reinvestment of the Fund's assets, and authorizes meVC Advisers to retain sub-advisers to provide these services. Under this authority, meVC Advisers retained Draper Advisers and Fleet Advisors. Under the Proposed meVC Agreement, meVC Advisers will have responsibility to manage the Fund's Temporary Investments, but will no longer have any responsibility for other portfolio management services, which will be rendered to the Fund by Draper Advisers pursuant to the Proposed Draper Agreement.

         Under both the Proposed and Current meVC Agreements, meVC Advisers will pay all of its own costs and expenses, including those costs and expenses as meVC Advisers may incur in the performance of its duties under the Agreements. In addition, in accordance with historical practice, the Proposed meVC Agreement provides that meVC Advisers will pay certain of the costs and expenses of the Fund.

         A principal difference between the Current and Proposed meVC Agreements is in the section that describes the fees payable to meVC Advisers. Under the Proposed meVC Agreement, the Fund will be obligated to pay meVC Advisers an annual management fee (the "Management Fee") at the rate of 1.25% of the value of the Fund's average weekly net assets and an annual incentive fee (the "Incentive Fee") equal to 2% of the Fund's annual realized capital gains on its investments, net of realized and unrealized capital losses ("Net Gains"). This fee arrangement constitutes 50% of the total Management Fees and 10% of the total Incentive Fees that the Fund will be obligated to pay in the aggregate to meVC Advisers and Draper Advisers under the Proposed Agreements. In contrast, the Current meVC Agreement requires the Fund to pay meVC Advisers an annual Management Fee at the rate of 2.5% of the value of the Fund's average weekly net assets, and an annual Incentive Fee equal to 20% of Net Gains. Under the Current Agreements, after paying sub-advisory fees to Draper Advisers, meVC Advisers retains annual Management Fees at the rate of 1.50% of the Fund's average weekly net assets (60% of total Management Fees) and annual Incentive Fees at the rate of 2% of Net Gains (10% of total Incentive Fees). Therefore, although the fees reflected in the Proposed meVC Agreement are significantly lower than those reflected in the Current meVC Agreement, after giving effect to the payment of sub-advisory fees to Draper Advisers, the Management Fee will be .25% lower under the Proposed meVC Agreement and the Incentive Fee will be unchanged.

         The Proposed meVC Agreement also contains a provision not found in the Current meVC Agreement relating to personnel of meVC Advisers who serve as officers or Directors of the Fund. Under the Proposed meVC Agreement, meVC Advisers will make its personnel available to serve as officers or Directors of the Fund if requested by the Fund's Board of Directors and duly elected. meVC Advisers will agree to cause any individual to resign from his or her position with the Fund if he or she terminates his or her affiliation with meVC Advisers or if meVC Advisers ceases to serve as investment adviser to the Fund.

         Under both the Proposed and Current meVC Agreements, meVC Advisers will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund, or its shareholders, in connection with the rendering of services by meVC Advisers under the relevant agreement, except for a loss resulting from meVC Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard by meVC Advisers of its obligations and duties under the agreement. Both the Current and Proposed meVC Agreements further provide for indemnification of meVC Advisers by the Fund under certain circumstances.

         If approved by shareholders, the Proposed meVC Agreement will be effective for a term of one year. After the expiration of its initial term, it may be continued for successive periods of one year if approved in the manner required by the 1940 Act. Both the Current and Proposed meVC Agreements may be terminated at any time, without the payment of penalty, by the Board or the holders of a majority of the Fund's outstanding voting securities, or by meVC Advisers, in each case upon 60 days' written notice to the other parties. Both agreements terminate automatically in the event of assignment.

         Board Considerations

         Although the Current Agreements had a term running through March 27, 2002, the Board began to consider whether or not to implement changes to the structure of the Fund's advisory arrangements at a meeting held on December [18], 2001. At the meeting, the Board considered, among other things, the potential effects of an order (the "Joint Investment Order") from the Securities and Exchange Commission ("SEC") that permits the Fund to co-invest in portfolio companies with private venture capital funds created, sponsored or advised by the non-managing members of Draper Advisers ("Draper Funds"). One of the conditions to the Joint Investment Order is that, with one limited exception, the Fund may not co-invest with Draper Funds in portfolio companies in which Draper Funds are already investors. Because of the universe of potential investment opportunities for the Fund that could be limited to Draper Advisers and the additional resources that Draper Advisers indicated would be required to advise the Fund, Draper Advisers sought a restructuring of the Management Fee as between itself and meVC Advisers. Both meVC Advisers and Draper Advisers made presentations to the Board at meetings held on December 18, 2001.

         At the meeting held on February 4, 2002, the Board, including all of the Independent Directors, considered the Proposed meVC Agreement. The Board of Directors analyzed the following factors, among others: the ability of meVC Advisers to perform the services contemplated under the investment advisory agreement; the nature and extent of the services provided by meVC Advisers and Draper Advisers, respectively, including an evaluation of the capacity and capability of meVC Advisers and Draper Advisers to provide services to the Fund; that overall compensation payable by the Fund would not increase and the proposed changed relationship among the parties. The Board also considered that although the technical relationship among the Fund, meVC Advisers and Draper Advisers would change and meVC Advisers would no longer be responsible to the Fund for arranging for management services to be provided to the Fund, there would be no significant reduction in the nature and quality of services historically provided to the Fund. The Board considered that the Fund's Temporary Investments would be managed directly by meVC Advisers and not by Fleet Advisors. The Board took into account the level of Management and Incentive Fees as compared to those charged to other investment companies generally, including business development companies, the profitability of the arrangements to meVC Advisers and Draper Advisers, and the performance record of the Fund. The Board also conducted a detailed analysis of the costs and expenses in providing services to the Fund borne by meVC Advisers and Draper Advisers. The Board further analyzed prospective budgets of meVC Advisers and Draper Advisers in connection with the services to be provided and the anticipated costs for the next year. The Board, including all of the Independent Directors, determined that the terms of the Proposed meVC Agreement are fair and reasonable and that the approval of the Proposed meVC Agreement is in the best interests of the Fund and its shareholders to ensure the continued receipt of quality advisory services.

         Additional Information

         meVC Advisers was incorporated in Delaware in December 1999. It is a wholly-owned subsidiary of meVC.com, Inc. The executive offices of meVC Advisers and meVC.com, Inc. are located at 991 Folsom Street, Suite 301, San Francisco, California 94107. Exhibit C contains the names and address of the principal executive officers and directors of meVC Advisers.

         The Current meVC Agreement is dated March 27, 2000 and was last submitted to a vote of shareholders of the Fund on March 27, 2000, for its initial approval.

         For services provided during the fiscal year ended October 31, 2001, the Fund paid to meVC Advisers an aggregate of $7,488,061.00 of which it paid Draper Advisers $2,955,244.00 and Fleet Advisors $165,807.00.

         MeVC Advisers does not provide advisory services to other investment companies with investment objectives similar to the Fund. The Fund did not pay commissions to any affiliated broker during the fiscal year ended October 31, 2001.

         Vote Required

         Approval of Proposal 2(a) requires the affirmative vote of the lesser of (i) 67% or more of the Shares present at the meeting, if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares entitled to vote at the meeting.


                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL 2(a).

         Proposal 2(b). Approval of New Investment Advisory Agreement with Draper Advisers

         At their meeting held on February 4, 2002, the Board of Directors of the Fund, including all of the Independent Directors, approved the Proposed Draper Agreement. The Proposed Draper Agreement is substantially similar to the Current Draper Agreement in terms of the services to be provided to the Fund by Draper Advisers. As discussed below, the principal differences between the two agreements relate to the structure of the relationship with meVC Advisers and the Fund and the compensation arrangements. Under the Current Draper Agreement, Draper Advisers serves as sub-adviser to meVC Advisers and is subject to the oversight of, and is compensated by, meVC Advisers. Under the Proposed Draper Agreement, Draper Advisers will contract directly with the Fund to serve as the Fund's investment adviser and will be compensated for its services directly by the Fund. The description of the Proposed Draper Agreement is qualified in its entirety by reference to the form of the Proposed Draper Agreement attached to this Proxy Statement as Exhibit D. Additional information about Draper Advisers is described below in the section entitled "Additional Information."

         Proposed and Current Draper Agreements

         Under both the Proposed and Current Draper Agreements, Draper Advisers will manage the investment and reinvestment of the Fund's assets (except for the Fund's Temporary Investments). Draper Advisers will continuously review, supervise and administer the Fund's investment program to determine in its discretion the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested and will provide or make available significant managerial assistance and guidance to the companies in which the Fund invests. In addition, Draper Advisers will provide the Fund with all required records concerning its efforts on behalf of the Fund and will provide regular reports to the Fund's Board of Directors concerning its activities on behalf of the Fund. Draper Advisers will present such information as the Fund deems necessary or appropriate to enable the Board to make an informed decision concerning the Fund's participation in any investment opportunity that would involve investments made in conjunction with affiliates of the Fund.

         Under both the Current and Proposed Draper Agreements, Draper Advisers will pay all of its own costs and expenses, including those costs and expenses incurred by Draper Advisers in the discharge of its duties and obligations under the agreement. In addition, the Proposed Draper Agreement provides that Draper Advisers will pay certain of the costs and expenses of the Fund.

         Two principal differences between the Current and Proposed Draper Agreements are in the section relating to fees. First, the fees under the Proposed Draper Agreement are payable by the Fund rather than by meVC Advisers. Second, the Proposed Draper Agreement reflects a higher annual rate of Management Fee payable to Draper Advisers than under the Current Draper Agreement. Under the Proposed Draper Agreement, the Fund will be obligated to pay Draper Advisers an annual Management Fee at the rate of 1.25% of the value of the Fund's average weekly net assets (versus 1.00% payable by meVC Advisers to Draper Advisers under the Current Draper Agreement), and an annual Incentive Fee equal to 90% of Net Gains (the same as under the Current Draper Agreement). When added to the Management and Incentive Fees payable under the Proposed meVC Agreement, however, the aggregate Management and Incentive Fees payable under the Proposed Agreements are at the same rates as under the Current Agreements.

         Under both the Proposed and Current Draper Agreements, Draper Advisers will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund, or its shareholders, in connection with the rendering of services by Draper Advisers under the relevant agreement, except a loss resulting from Draper Advisers' willful misfeasance, bad faith or gross negligence in the performance of its duties, on behalf of the Fund or from reckless disregard by Draper Associates of its obligations and duties under the agreement. Both the Current and Proposed Draper Agreements further provide for indemnification of Draper Advisers by the Fund under certain circumstances.

         If approved by shareholders, the Proposed Draper Agreement will be effective for a term of one year. After the expiration of its initial term, it may be continued for successive periods of one year if approved in the manner required by the 1940 Act. The 1940 Act requires approval by the Board of Directors or by shareholders, in addition to approval by a majority of the Independent Directors. In contrast, the Current Draper Agreement requires both Board and shareholder approval for annual renewal.

         Both the Current and Proposed Draper Agreements may be terminated, without the payment of penalty, by the Board or the holders of a majority of the Fund's outstanding voting securities, or by Draper Advisers, in each case upon 60 days' written notice to the other parties. In addition, the Current Draper Agreement may be terminated by meVC Advisers and terminates in the event of the termination of the Current meVC Agreement. meVC Advisers will have no right to terminate the Proposed Draper Agreement, and the Proposed Draper Agreement may continue notwithstanding the termination of the Proposed meVC Agreement. Both the Current and Proposed Draper Agreements terminate automatically in the event of their assignment. The Current Draper Agreement contains an undertaking between Draper Advisers and meVC Advisers not found in the Proposed Draper Agreement, which provides that the parties will not provide, agree to provide or cause to be provided, directly or indirectly, investment advisory services to the Fund after termination of either the Current Draper Agreement or the Current meVC Agreement (the "Linked Termination Provision"). The Proposed Draper Agreement and the Proposed meVC Agreement would supersede and nullify the Linked Termination Provision.

         The Proposed Draper Agreement contains a provision not found in the Current Draper Agreement relating to personnel of Draper Advisers who serve as officers or Directors of the Fund.

Under the Proposed Draper Agreement, Draper Advisers will make its personnel available to serve as officers or Directors of the Fund if requested by the Fund's Board of Directors and duly elected. Draper will agree to cause any individual to resign from his or her position with the Fund if he or she terminates his or her affiliation with Draper Advisers or if Draper Advisers ceases to serve as investment adviser to the Fund.

         Board Considerations

         In connection with its approval of the Proposed Draper Agreement, the Board engaged in the deliberations and considered the factors described under "Board Considerations" with respect to Proposal 2a. In addition, at the meeting held on February 4, 2002, the Board considered the ability of Draper Advisers to perform the services contemplated under the agreement without the oversight of meVC Advisers. The Board also considered that although the technical relationship among the Fund, adviser, and sub-adviser would change, there would be no significant reduction in the nature and quality of services historically provided to the Fund by Draper Advisers. The Board considered that the fee increase to Draper Advisers would be borne entirely by meVC Advisers and not by the Fund. The Board also discussed the benefit of having the Proposed Draper Agreement's renewal requirements match the requirements under the 1940 Act, which call for annual Board approval but not annual shareholder approval. The Board considered the potential cost savings from not having to include a proposal relating to the Proposed Draper Agreement at each future annual shareholder meeting. The Board considered the benefits of providing itself with a fuller range of options in evaluating and selecting potential service providers to the Fund if it removed the Linked Termination Provision. The Board, including all of the Independent Directors, determined that the terms of the Proposed Draper Agreement are fair and reasonable and that the approval of the Proposed Draper Agreement is in the best interests of the Fund and its shareholders to ensure the continued receipt of quality advisory services.


         Additional Information

         Draper Advisers was formed in November 1999. The members of Draper Advisers include the senior investment professionals of Draper Fisher Jurvetson and its nationwide network of seven affiliated venture capital firms in eight locations. Exhibit E contains the names and addresses of the principal executive officer and directors of Draper Advisers. The executive offices of Draper Advisers are located at 400 Seaport Court, Suite 250, Redwood City, California 94063.

         The Current Draper Agreement is dated March 27, 2000 and was last submitted to a vote of shareholders of the Fund on March 27, 2000, for its initial approval.

         For services provided during the fiscal year ended October 31, 2001, meVC Advisers paid Draper Advisers $2,955,244.00.

         Draper Advisers does not provide advisory services to other investment companies with investment objectives similar to the Fund.

         Vote Required

         Approval of Proposal 2(b) requires the affirmative vote of the lesser of (i) 67% or more of the Shares present at the meeting, if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares entitled to vote at the meeting.



                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL 2(b).

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

         The Fund's financial statements for the fiscal year ended October 31, 2001, were audited by PricewaterhouseCoopers LLP ("PWC"), independent accountants. The Board of Directors of the Fund has selected PWC as the independent accountants for the Fund for the fiscal year ending October 31, 2002. PWC has been the Fund's independent accountants since its inception in December 1999.

         Representatives of PWC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


Audit Fees

         The aggregate fees billed by PWC for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's report to shareholders for that fiscal year are $97,000.00.


 Financial Information Systems Design and Implementation Fees

         There were no fees billed by PWC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, meVC Advisers, Draper Advisers and entities that control, are controlled by or are under common control with meVC Advisers or Draper Advisers that provide services to the Fund.

All Other Fees

         There were $61,544.00 in fees billed by PWC for the most recent fiscal year for other services provided to the Fund, meVC Advisers, Draper Advisers and entities that control, are controlled by or are under common control with meVC Advisers or Draper Advisers that provide services to the Fund. The Audit Committee has considered whether the provision of these other services is compatible with maintaining PWC's independence.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Securities Exchange Act of 1934 requires the Fund's directors and officers and certain other persons ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in ownership with the SEC. Reporting Persons are also required to furnish the Fund with copies of all such forms that they file.

         Based solely on its review of the copies of the forms received by it and written representations of Reporting Persons, the Fund believes that during the fiscal year 2001 all Reporting Persons complied with applicable filing requirements, except that John M. Grillos, the Chief Executive Officer and a director of the Fund, made one purchase of Shares of the Fund in 2001 that were not reported in a timely manner as required by applicable regulations. This purchase by Mr. Grillos has subsequently been reported.


                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals to be considered at the Fund's 2003 annual meeting of shareholders should send such proposals to the Fund at 991 Folsom Street, San Francisco, California 94107. In order to be considered at that meeting, notice by the shareholder must be received not later than October 27, 2002 and satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

         Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                       By order of the Board of Directors,



                                       Paul D. Wozniak
                                       Secretary
February [25], 2002

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted "FOR" the nominee for director named in the attached proxy statement and "FOR" the two proposals to approve new investment advisory agreements. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy card promptly. If you prefer, you may vote your Shares on the Internet or by touchtone telephone using the 12-digit "control" number that appears on the enclosed proxy card and following the simple instructions.
--------------------------------------------------------------------------------

                                                                       Exhibit A

                             Audit Committee Report


                    meVC Draper Fisher Jurvetson Fund I, Inc.
                               Board of Directors

         The Audit Committee of the Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") has reviewed the Fund's audited financial statements for the fiscal year ended October 31, 2001. In conjunction with its review, the Audit Committee has met with the management of the Fund to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Fund's independent auditors, PricewaterhouseCoopers LLP ("PWC"), the matters required pursuant to SAS 61 and has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with PWC the independence of PWC.

         Based on this review and discussion, the Audit Committee recommended to the Fund's Board of Directors that the audited financial statements be included in the Fund's Annual Report to Shareholders.

         This report has been approved by all of the of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to the New York Stock Exchange Rule 303.01.

Larry J. Gerhard

Harold E. Hughes, Jr.

Chauncey F. Lufkin

December 18, 2001

                                                                       Exhibit B

                          INVESTMENT ADVISORY AGREEMENT
                            with meVC ADVISERS, INC.

         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is entered into
and made effective as of [              ], 2002, between meVC DRAPER FISHER
JURVETSON FUND I, INC., a Delaware corporation (the "Fund"), and meVC ADVISERS, INC., a Delaware corporation ("meVC Adviser").

                                   WITNESSETH

         WHEREAS, the Fund is registered with the Securities and Exchange Commission as a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, meVC Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"); and

         WHEREAS, the Fund desires to retain meVC Adviser as investment adviser to furnish certain investment advisory and administrative services to the Fund, and meVC Adviser is willing to furnish those services;

         NOW THEREFORE, the parties agree as follows:

1.       APPOINTMENT OF ADVISER

         The Fund appoints meVC Adviser, subject to the supervision of the Board of Directors of the Fund and the terms of this Agreement, as an investment adviser for the Fund. The Adviser accepts the appointment and agrees to render the services and to assume the obligations in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and meVC Adviser.

2.       DUTIES OF THE ADVISER

         Subject to the general supervision of the Board of Directors of the Fund and the terms of this Agreement, meVC Adviser will

         a. manage the Fund's day-to-day operations and administration, recordkeeping and regulatory compliance functions. In particular, meVC Adviser's responsibilities will include the following services:

                  (i) preparing periodic financial statements;

                  (ii) preparing financial and accounting reports for presentation to the Fund's Board of Directors and shareholders and governmental agencies;

                  (iii) calculating and publishing the Fund's net asset value per share;

                  (iv) overseeing the preparation and filing of the Fund's tax returns;

                  (v) preparing and providing information, reports, valuations, analysis and opinions as the Fund's Board of Directors and/or shareholders may, at any time or from time to time, reasonably request or as meVC Adviser may deem helpful to the Fund's Board of Directors and/or shareholders;

                  (vi) preparing an annual proxy statement and conducting the annual meeting of shareholders of the Fund; and

                  (vii) managing other operational, administrative and regulatory compliance duties as shall from time to time arise as a result of the Fund's operations and investing activities; and

         b. manage the otherwise uninvested portion of the Fund's assets in Temporary Investments (as defined in the Fund's prospectus);

         c. provide the Fund with all required records concerning meVC Adviser's efforts on behalf of the Fund; and

         d. provide regular reports to the Fund's Board of Directors concerning meVC Adviser's activities on behalf of the Fund.

3.       COMPENSATION OF ADVISER

         a. The Fund will pay meVC Adviser a fee (the "Management Fee"), computed at the annual rate of 1.25% of the Fund's average weekly net assets. The Management Fee shall be paid monthly, on or before the last business day of each calendar month.

         b. As further compensation for meVC Adviser's services, the Fund will pay to meVC Adviser annual incentive compensation (the "Incentive Fee") in an amount equal to 2% of the Fund's annual realized capital gains on its investments, net of realized and unrealized capital losses. The Incentive fee will be paid to meVC Adviser from time to time as determined by the Board of Directors of the Fund.

         c. Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination will be prorated according to the proportion that such period bears to the full month.

         d. Upon any termination of this Agreement on a day other than the last day of the fiscal year, the Incentive Fee, if any, will be prorated based on investment results through the date of termination and the proportion that such period bears to the fiscal year.

4.       EXPENSES

         The Adviser will pay all of its own costs and expenses including such costs and expenses as meVC Adviser may incur in the performance of its duties pursuant to this Agreement. Except as otherwise described in this Agreement, meVC Adviser will pay all of the costs and expenses of the Fund, including, but not limited to the following: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent auditors, taxes and governmental fees, costs of share certificates, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service expenses, expenses of printing and filing reports and other documents with governmental agencies, expenses of annual and special shareholders meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Fund's Directors who are employees of meVC Adviser, membership dues in trade associations, insurance premiums and other nonrecurring and extraordinary expenses such as litigation expenses. The Adviser will also pay, on behalf of the Fund, the fees and expenses of the Fund's directors who are not "interested persons," as that term is defined under the 1940 Act (the "Independent Directors").

         The Adviser will not pay legal fees or expenses for services rendered to the Fund and the Fund's Board of Directors, including the Independent Directors.

5.       NON-EXCLUSIVITY

         The services of meVC Adviser to the Fund are not to be deemed to be exclusive, and meVC Adviser will be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of meVC Adviser are not prohibited from engaging in any other business activities or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.       SUPPLEMENTAL ARRANGEMENTS

         The Adviser may enter into arrangements with other persons, including persons affiliated with meVC Adviser, to enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Fund. Specifically, meVC Adviser may retain one or more sub-advisers, subject to the requirements of Section 15 of the 1940 Act, to fulfill its obligations under this Agreement, at meVC Adviser's own cost and expense. Retention of one or more sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of meVC Adviser under this Agreement and meVC Adviser will be responsible for all acts and omissions of such sub-advisers, or other persons or entities, in connection with the performance of meVC Adviser's duties under this Agreement.

7.       DIRECTORS AND OFFICERS

         The Adviser agrees to permit individuals who are directors, officers or employees of meVC Adviser to serve (if duly elected or appointed) as officers or Directors of the Fund without remuneration or other cost to the Fund. The Adviser agrees to cause any such person to resign from his or her position with the Fund if he or she terminates his or her affiliation with meVC Adviser or if this Agreement terminates for any reason. Such termination shall be effective as of the relevant termination date.

8.       REGULATION

         The Adviser will cooperate with the Fund and submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material that any regulatory or administrative body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Adviser will comply in all material respects with the 1940 Act, including Rule 17j-1 thereunder.

9.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement will become effective as of the date hereof for an initial one-year term and will continue in full force and effect from year to year thereafter if such continuance is approved at least annually by (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to meVC Adviser, or by meVC Adviser on sixty days' written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment, as that term is defined in the 1940 Act.

10.      PROVISION OF CERTAIN INFORMATION BY ADVISER

         The Adviser will promptly notify the Fund in writing of the occurrence of any of the following events:

         a. meVC Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which meVC Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

         b. meVC Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds; and

         c. the chief executive officer or controlling stockholder of meVC Adviser or the key personnel providing services to the Fund hereunder changes.

11.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by a written instrument signed by the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and
(ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

12.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties. This Agreement supersedes all prior agreements, arrangements and understandings, whether written or oral, with respect to the subject matter hereof, including without limitation the Investment Advisory Agreement, dated as of March 27, 2000, between the Fund and meVC Adviser and the Investment Sub-Advisory Agreement, dated as of March 27, 2000, between meVC Adviser and Draper Fisher Jurvetson meVC Management Co., LLC (the "Sub-Advisory Agreement"). Without limiting the generality of the foregoing, meVC Adviser acknowledges and agrees that Section 11(d)(iii) of the Sub-Advisory Agreement is superseded and is of no further force or effect.

13.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

14.      NOTICES

         All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Fund or meVC Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

15.      GOVERNING LAW

         The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter will control.

16.      LIMITATION OF LIABILITY OF ADVISER

         Neither meVC Adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of meVC Adviser) or meVC Adviser in connection with meVC Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by meVC Adviser or any such person of the duties of meVC Adviser under this Agreement ("Disabling Conduct").

17.      INDEMNIFICATION

         To the fullest extent permitted by applicable law and in the absence of Disabling Conduct, the Fund will indemnify and hold harmless each Adviser Party (as defined below) against all losses, claims, damages, expenses or other liabilities (joint or several) (collectively, the "Losses") that arise from or are based upon the following, except to the extent that the Losses arise by virtue of information that has been included in or omitted from a document or other writing listed below in reliance on information provided to the Fund by meVC Adviser:

         a. the Fund's registration statement or any amendment thereto,

         b. any prospectus of the Fund or any amendment or supplement thereto,

         c. the underwriting agreement relating to the sale of Fund shares,

         d. any advertising, sales or marketing materials used by the Fund,

         e. any audio or visual materials used by the Fund or

         f. any application, agreement or other document relating to the Fund's initial public offering of shares of its common stock.

         As used herein, "Adviser Party" means meVC Adviser and each person who controls meVC Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended.

18.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original and together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first set forth above.

                                     meVC DRAPER FISHER JURVETSON FUND I, INC.


                                     By:
                                        ---------------------------------------

                                     [title]


                                     meVC ADVISERS, INC.


                                     By:
                                        ---------------------------------------

                                     [title]

                                                                       Exhibit C


           Principal Executive Officers and Directors of meVC Advisers

--------------------------------------------------------------------------------
Name                   Principal Occupation                Address
--------------------------------------------------------------------------------
Peter S. Freudenthal   President, Chief Executive Officer  991 Folsom Street,
                       and Chairman of the Board           Suite 301,
                                                           San Francisco,
                                                           California 94107
--------------------------------------------------------------------------------
Paul D. Wozniak        Vice President of Operations        991 Folsom Street,
                                                           Suite 301,
                                                           San Francisco,
                                                           California 94107
--------------------------------------------------------------------------------

                                                                       Exhibit D


                          INVESTMENT ADVISORY AGREEMENT
              with DRAPER FISHER JUVETSON MEVC MANAGEMENT CO., LLC

         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is entered into
and made effective as of [             ], 2002, between meVC DRAPER FISHER
JURVETSON FUND I, INC., a Delaware corporation (the "Fund"), and DRAPER FISHER JUVETSON MEVC MANAGEMENT CO., LLC, a California limited liability company ("Draper Adviser").

                                   WITNESSETH

         WHEREAS, the Fund is registered with the Securities and Exchange Commission as a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, Draper Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"); and

         WHEREAS, the Fund desires to retain Draper Adviser as investment adviser to furnish certain investment advisory services to the Fund, and Draper Adviser is willing to furnish those services;

         NOW THEREFORE, the parties agree as follows:

1.       APPOINTMENT OF ADVISER

         The Fund appoints Draper Adviser, subject to the supervision of the Board of Directors of the Fund and the terms of this Agreement, as an investment adviser for the Fund. The Adviser accepts the appointment and agrees to render the services and to assume the obligations in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and Draper Adviser.

2.       DUTIES OF THE ADVISER

         Subject to the general supervision of the Board of Directors of the Fund and the terms of this Agreement, Draper Adviser will

         a. manage the investment and reinvestment of the Fund's assets except for the investment and reinvestment of the Fund's assets in Temporary Investments (as defined in the Fund's prospectus);

         b. continuously review, supervise and administer the Fund's investment program to determine in its discretion the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested;

         c. provide or make available significant managerial assistance and guidance to the companies in which the Fund invests, such assistance and guidance in all cases to be at least the minimum level required for the Fund to at all times remain in compliance with the relevant provisions of the 1940 Act relating to business development companies;

         d. provide the Fund with all required records concerning Draper Adviser's efforts on behalf of the Fund; and

         e. provide regular reports to the Fund's Board of Directors concerning Draper Adviser's activities on behalf of the Fund.

3.       AFFILIATE TRANSACTIONS

         With respect to each transaction proposed for investment by the Fund involving one or more affiliated persons of the Fund or affiliated persons of such persons (each, an "Affiliate Transaction"), as permitted by the order pursuant to Sections 6(c) and 57(i) of the 1940 Act, issued by the Securities and Exchange Commission on July 11, 2000 (the "Exemptive Order") or any relevant future orders, Draper Adviser agrees as follows:

         a. The Adviser will present each Affiliate Transaction to the Fund's Board of Directors at least five (5) business days prior to the date an investment decision must be made, and make available to each Director all documentation and other information as the Directors deem necessary or appropriate to allow them to make an informed decision with respect to the Fund's participation in the investment; provided, however, that the Fund's Board of Directors, in its sole and absolute discretion, may waive some or all of the advance notice requirement on a case-by-case basis.

         b. The Directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act (the "Independent Directors") will have the sole and absolute discretion with respect to the Fund's participation in an Affiliate Transaction and, absent the express authorization of the Independent Directors, Draper Adviser will have no authority to obligate the Fund with respect to any Affiliate Transaction.

         c. The Adviser will at all times comply, and will conduct itself so as to allow the Fund to comply, with the terms and conditions of the Exemptive Order or any relevant future orders issued by the Securities and Exchange Commission.

4.       COMPENSATION OF ADVISER

         a. The Fund will pay Draper Adviser a fee (the "Management Fee"), computed at the annual rate of 1.25% of the Fund's average weekly net assets. The Management Fee shall be paid monthly, on or before the last business day of each calendar month.

         b. As further compensation for Draper Adviser's services, the Fund will pay to Draper Adviser annual incentive compensation (the "Incentive Fee") in an amount equal to 18% of the Fund's annual realized capital gains on its investments, net of realized and unrealized capital losses. The Incentive fee will be paid to Draper Adviser from time to time as determined by the Board of Directors of the Fund.

         c. Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination will be prorated according to the proportion that such period bears to the full month.

         d. Upon any termination of this Agreement on a day other than the last day of the fiscal year, the Incentive Fee, if any, will be prorated based on investment results through the date of termination and the proportion that such period bears to the fiscal year.

5.       EXPENSES

         The Adviser will pay all of its own costs and expenses including such costs and expenses as Draper Adviser may incur in the performance of its duties pursuant to this Agreement. In addition, Draper Adviser will pay the fees and expenses of the Fund's Directors who are employees of Draper Adviser, and, on behalf of the Fund, all legal fees and expenses for services rendered to the Fund and the Fund's Board of Directors, including the Independent Directors.

6.       NON-EXCLUSIVITY

         The services of Draper Adviser to the Fund are not to be deemed to be exclusive, and Draper Adviser will be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of Draper Adviser are not prohibited from engaging in any other business activities or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

7.       SUPPLEMENTAL ARRANGEMENTS

         The Adviser may enter into arrangements with other persons, including persons affiliated with Draper Adviser, to enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Fund. Specifically, Draper Adviser may retain one or more sub-advisers, subject to the requirements of Section 15 of the 1940 Act, to fulfill its obligations under this Agreement, at Draper Adviser's own cost and expense. Retention of one or more sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of Draper Adviser under this Agreement and Draper Adviser will be responsible for all acts and omissions of such sub-advisers, or other persons or entities, in connection with the performance of Draper Adviser's duties under this Agreement.

8.       DIRECTORS AND OFFICERS

         The Adviser agrees to permit individuals who are directors, officers or employees of Draper Adviser to serve (if duly elected or appointed) as officers or Directors of the Fund without remuneration or other cost to the Fund. The Adviser agrees to cause any such person to resign from his or her position with the Fund if he or she terminates his or her affiliation with Draper Adviser or if this Agreement terminates for any reason. Such termination shall be effective as of the relevant termination date.

9.       REGULATION

         The Adviser will cooperate with the Fund and submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material that any regulatory or administrative body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Adviser will comply in all material respects with the 1940 Act, including Rule 17j-1 thereunder.

10.      DURATION AND TERMINATION OF AGREEMENT

         This Agreement will become effective as of the date hereof for an initial one-year term and will continue in full force and effect from year to year thereafter if such continuance is approved at least annually by (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Draper Adviser, or by Draper Adviser on sixty days' written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment, as that term is defined in the 1940 Act.

11.      PROVISION OF CERTAIN INFORMATION BY ADVISER

         The Adviser will promptly notify the Fund in writing of the occurrence of any of the following events:

         a. Draper Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Draper Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

         b. Draper Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds; and

         c. the chief executive officer or controlling stockholder of Draper Adviser or the key personnel providing services to the Fund hereunder changes.

12.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by a written instrument signed by the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and
(ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

13.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties. This Agreement supersedes all prior agreements, arrangements and understandings, whether written or oral, with respect to the subject matter hereof, including without limitation the Investment Sub-Advisory Agreement between Draper Adviser and meVC Advisers, Inc., dated as of March 27, 2000 (the "Sub-Advisory Agreement"). Without limiting the generality of the foregoing, Draper Adviser acknowledges and agrees that Section 11(d)(iii) of the Sub-Advisory Agreement is superseded and is of no further force or effect.

14.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

15.      NOTICES

         All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Fund or Draper Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

16.      GOVERNING LAW

         The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter will control.

17.      LIMITATION OF LIABILITY OF ADVISER

         Neither Draper Adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of Draper Adviser) or Draper Adviser in connection with Draper Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by Draper Adviser or any such person of the duties of Draper Adviser under this Agreement ("Disabling Conduct").

18.      INDEMNIFICATION

         To the fullest extent permitted by applicable law and in the absence of Disabling Conduct, the Fund will indemnify and hold harmless each Adviser Party (as defined below) against all losses, claims, damages, expenses or other liabilities (joint or several) (collectively, the "Losses") that arise from or are based upon the following, except to the extent that the Losses arise by virtue of information that has been included in or omitted from a document or other writing listed below in reliance on information provided to the Fund by Draper Adviser:

         a. the Fund's registration statement or any amendment thereto,

         b. any prospectus of the Fund or any amendment or supplement thereto,

         c. the underwriting agreement relating to the sale of Fund shares,

         d. any advertising, sales or marketing materials used by the Fund,

         e. any audio or visual materials used by the Fund or

         f. any application, agreement or other document relating to the Fund's initial public offering of shares of its common stock.

         As used herein, "Adviser Party" means Draper Adviser and each person who controls Draper Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended.

19.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original and together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first set forth above.

                              meVC DRAPER FISHER JURVETSON FUND I, INC.


                              By:
                                   ---------------------------------------

                              [title]



                              DRAPER FISHER JURVETSON MEVC MANAGEMENT
                              CO., LLC.


                              By:
                                   ---------------------------------------

                              [title]

                                                                       Exhibit E

          Principal Executive Officers and Directors of Draper Advisers

--------------------------------------------------------------------------------
Name                   Principal Occupation                   Address
--------------------------------------------------------------------------------
John Grillos           Managing member of                  400 Seaport Court,
                       Draper Advisers                     Suite 105,
                                                           Redwood City,
                                                           California 94063
--------------------------------------------------------------------------------
Nino Marakovic         Non-managing member of              400 Seaport Court,
                       Draper Advisers                     Suite 105,
                                                           Redwood City,
                                                           California 94063
--------------------------------------------------------------------------------
Jayendra Das           Non-managing member of              400 Seaport Court,
                       Draper Advisers                     Suite 105,
                                                           Redwood City,
                                                           California 94063
--------------------------------------------------------------------------------
Ben Xu                 Non-managing member of              400 Seaport Court,
                       Draper Advisers                     Suite 105,
                                                           Redwood City,
                                                           California 94063
--------------------------------------------------------------------------------
Jackie Shapiro         Non-managing member of              400 Seaport Court,
                       Draper Advisers                     Suite 105,
                                                           Redwood City,
                                                           California 94063
--------------------------------------------------------------------------------
                    meVC Draper Fisher Jurvetson Fund I, Inc.

                                991 Folsom Street
                         San Francisco, California 94107

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Paul D. Wozniak, with the power to appoint his substitute, to represent and to vote, as designated below, all of the shares of common stock of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") held of record by the undersigned on February 4, 2002, at the Annual Meeting of Shareholders of the Fund to be held on March 27, 2002, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY [25], 2002, FOR A DISCUSSION OF THE PROPOSALS.

If voting by mail, please mark, sign and date this Proxy where indicated and return it promptly using the enclosed envelope.

To vote by Telephone:

     1.   Read the Proxy Statement and have the Proxy card below at hand.

     2.   Call 1-800-690-6903

     3. Enter the 12-digit control number on the Proxy card and follow the simple instructions.

To vote by Internet:

     1.   Read the Proxy Statement and have the Proxy card below at hand.

     2.   Call 1-800-690-6903

     3. Enter the 12-digit control number on the Proxy card and follow the simple instructions.

TO VOTE, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK.





                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------

                                                        RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------

meVC Draper Fisher Jurvetson Fund I, Inc.

These proposals are made and solicited on behalf of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE PROPOSALS.

1.:  Election of Director

Management proposes to elect Larry J. Gerhard as a director. If elected, Mr. Gerhard will hold office until his term expires in 2005 or until his successor is elected and qualified.

For      [ __ ]
Withhold [ __ ]

2 (a):  Revised Advisory Agreement with meVC Advisers, Inc.

Management proposes to approve the revised advisory agreement between meVC Advisers, Inc. ("meVC Advisers") and the Fund, the terms of which are substantially similar to the Fund's previous agreement with meVC Advisers.

For      [ __ ]
Against  [ __ ]
Abstain  [ __ ]

2 (b): New Investment Advisory Agreement with Draper Fisher Jurvetson meVC Management Co., LLC

Management proposes to approve a new investment advisory agreement between Draper Fisher Jurvetson meVC Management Co., LLC ("Draper Advisers") and the Fund, the terms of which are substantially similar to the previous agreement between meVC Advisers and Draper Advisers.

For      [ __ ]
Against  [ __ ]
Abstain  [ __ ]

3. To transaction such other business as may properly come before the meeting or any adjournment.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

--------------------------------------------         -------------
                                                     Date

--------------------------------------------         -------------
Signature [PLEASE SIGN WITHIN BOX]                   Date


--------------------------------------------
Title, if applicable

--------------------------------------------         -------------
Signature (Joint Owners)                             Date

--------------------------------------------------------------------------------


                                       3